AMERICAN SKANDIA TRUST
                    SUPPLEMENT TO THE MAY 1, 1996 PROSPECTUS
                (Effective Date of Supplement: October 15, 1996)

                      AST PHOENIX BALANCED ASSET PORTFOLIO
                SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
              SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO

         At a Special Meeting of the Shareholders of the AST Phoenix Balanced Asset Portfolio (the "Balanced Portfolio"), the Seligman Henderson International Equity Portfolio (the "International Equity Portfolio") and the Seligman Henderson International Small Cap Portfolio (the "Small Cap Portfolio") of the American Skandia Trust ("AST" or the "Trust"), each held on October 11, 1996, the shareholders of the respective AST Portfolios voted to approve: (i) the appointment of Putnam Investment Management, Inc. ("Putnam Management") to replace Phoenix Investment Counsel, Inc. ("Phoenix") as Sub-advisor to the Balanced Portfolio; (ii) the appointment of Putnam Management to replace
Seligman Henderson Co. ("Seligman Henderson") as Sub-advisor to the International Equity Portfolio; and (iii) the appointment of Founders Asset Management, Inc. to replace Seligman Henderson as Sub-advisor to the Small Cap Portfolio. In connection with these appointments, the shareholders of the respective AST Portfolios voted to approve a new Investment Management Agreement, a new Sub-Advisory Agreement, a new investment objective and certain changes to applicable fundamental investment restrictions, with respect to each Portfolio.

         Presented below are details of the changes to the disclosure contained in the May 1, 1996 AST Prospectus for each Portfolio as a result of the shareholders' vote which should be read in conjunction with the complete
Prospectus. A Supplement to the May 1, 1996 AST Statement of Additional Information ("SAI"), addressing the details of additional changes to the disclosure contained in the SAI as a result of the shareholders' vote, is available without charge upon request to the Trust by writing to "American Skandia Trust, One Corporate Drive, Shelton, CT 06484" or by calling (203) 926-1888.

I.       CHANGES TO "COVER PAGE":

         The  current   disclosure   regarding  the  Balanced   Portfolio,   the
International Equity Portfolio and the Small Cap Portfolio on the cover page of the Prospectus is replaced with the following disclosure, respectively:

         AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) seeks a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

         AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio) seeks capital appreciation.

         Founders  Passport   Portfolio   (formerly,   the  Seligman   Henderson
         International Small Cap Portfolio) seeks capital appreciation.

II.      CHANGES TO "FINANCIAL HIGHLIGHTS":

         The  following  footnotes   regarding  the  Balanced   Portfolio,   the
International Equity Portfolio and the Small Cap Portfolio are inserted under the caption, "Financial Highlights," on pages 8, 5 and 11, respectively:

         AST Phoenix Balanced Asset Portfolio*: (*) Since October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the "AST Putnam Balanced Portfolio." The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolio as sub-advised by Putnam Investment Management, Inc.

         Seligman Henderson International Equity Portfolio*: (*) Since October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the "AST Putnam International Equity Portfolio." The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolio as sub-advised by Putnam Investment Management, Inc.

         Seligman Henderson International Small Cap Portfolio*: (*) Since October 15, 1996, Founders Asset Management, Inc. has served as Sub-advisor to the Portfolio, now named the "Founders Passport Portfolio." The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolio as sub-advised by Putnam Investment Management, Inc.

III.     CHANGES TO "INVESTMENT OBJECTIVES AND POLICIES":

         A. The current disclosure regarding the Balanced Portfolio, the International Equity Portfolio and the Small Cap Portfolio in the second paragraph under the caption, "Investment Objectives and Policies," on page 12, is replaced with the following disclosure, respectively:

     (a)  AST  Putnam   International   Equity   Portfolio:   Putnam  Investment
Management,   Inc.  (formerly,   the  Seligman  Henderson  International  Equity
Portfolio when the Sub-advisor was Seligman Henderson Co.);

     (b) Founders Passport Portfolio: Founders Asset Management, Inc. (formerly, the Seligman Henderson International Small Cap Portfolio when the Sub-advisor was Seligman Henderson Co.);

     (h) AST Putnam Balanced Portfolio: Putnam Investment Management, Inc. (formerly, the AST Phoenix Balanced Asset Portfolio when the Sub-advisor was Phoenix Investment Counsel, Inc.);

     B. The current disclosure regarding the Balanced Portfolio under the caption, "Investment Objectives and Policies," beginning on page 29, is replaced with the following disclosure:

AST Putnam Balanced Portfolio:

Investment Objective: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.
This is a fundamental objective of the Portfolio.

Investment Policies:

         In seeking its objective the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The Portfolio's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The portion of the Portfolio's assets invested in equity securities and fixed income securities will vary from time to time in light of the Portfolio's investment objective, changes in interest rates and economic and other factors. However under normal market conditions, it is expected that at least 25% of the Portfolio's total assets will be invested in fixed income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of convertible securities attributable to the to the fixed income characteristics of those securities.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may concentrate its investments in debt securities, preferred stocks, cash or money market instruments or invest in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies. The Portfolio may also purchase Eurodollar certificates of deposit without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." For a discussion of the special risks involved in investing in developing countries and certain risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may buy or sell foreign currencies and foreign currency forward contracts for hedging purposes in connection with its foreign investments. For a discussion of foreign currency transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Fixed-Income Securities. The Portfolio may invest in both higher-rated and lower-rated fixed-income securities. The values of fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income securities will generally decline. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from such securities, but will affect the Portfolio's net asset value. The values of lower-rated securities generally fluctuate more than those of higher-rated securities.

         The Portfolio will not invest in securities rated at the time of purchase lower than B by Moody's Investors Service, Inc. ("Moody's") and
Standard & Poor's ("S&P"), or in unrated securities which the Sub-advisor determines are of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major risk exposures to adverse conditions. Securities rated lower than Baa by Moody's or BBB by S&P and unrated securities of comparable quality are sometimes referred to as "junk bonds." The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information. The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the
Sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

         The Sub-advisor seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         At times, a substantial portion of portfolio assets may be invested in securities as to which the Portfolio, by itself or together with other funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default of these securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Zero Coupon Bonds. The Portfolio may invest in so-called zero coupon bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. The Portfolio is required to accrue and distribute income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus the Portfolio may have to sell other investments to obtain cash needed to make income distributions. For an additional discussion of zero coupon bonds and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Financial Futures, Index Futures and Options. The Portfolio may buy and sell financial futures contracts on stock indexes, U.S. government securities, fixed income securities and currencies.

         A futures contract is a contract to buy or sell units of a particular stock index, or a certain amount of a U.S. government security, foreign fixed income security or foreign currency, at an agreed price on a specified future date. Depending on the change in value of the index, security or currency between the time a fund enters into and terminates a futures contract, that fund realizes a gain or loss. The Portfolio may purchase and sell futures contracts for hedging purposes and for non-hedging purposes, such as to adjust its exposure to the relevant stock or bond markets. For example, when the Sub-advisor wants to increase the Portfolio's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index. Similarly, when the Sub-advisor wants to increase the Portfolio's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury securities.

         The Portfolio may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts or, to earn additional income.

         Risks of Options and Futures Transactions. The effective use of options and futures strategies depends on the Portfolio's ability to terminate options and futures positions at times when the Sub-advisor deems it desirable to do so. Although the Portfolio will enter into an option or futures contract position only if the Sub-advisor believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which the Portfolio may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Portfolio will enter into such option contracts with particular securities dealers who make markets in these options. The Portfolio's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Portfolio.

         Options. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

         When the Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio may also buy and sell put and call options for hedging purposes. From time to time, the Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of portfolio assets. The use of these strategies may be limited by applicable law.

         Risks of Options Transactions. The use of options transactions involves certain special risks. For an additional discussion of option transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may lend its securities to broker-dealers. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of securities lending and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and "Regulatory Matters," and the Trust's Statement of Additional Information under "Investment Restrictions."

         Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities.

     C. The current disclosure regarding the International Equity Portfolio under the caption, "Investment Objectives and Policies," beginning on page 12, is replaced with the following disclosure:

AST Putnam International Equity Portfolio:

     Investment   Objective:   The  investment   objective  of  the  AST  Putnam
International Equity Portfolio is to seek capital appreciation. This is a fundamental investment objective of the Portfolio.

Investment Policies:

         The Portfolio seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Sub-advisor believes purchasing them would help achieve the Portfolio's objective. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.

         The Portfolio will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States. The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risks then in investing in developed markets. See "Risks of Foreign Investments" below.

         The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

         The Sub-advisor believes that the securities markets of many nations move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of foreign securities, the Sub-advisor attempts to reduce the risks associated with being invested in the economy of only one country. The countries which the Sub-advisor believes offer attractive opportunities for investment may change from time to time.

         The Portfolio may seek investment opportunities among securities of large, widely-traded companies as well as securities of smaller, less well known companies. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the international securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of portfolio assets. In implementing these defensive strategies, the Portfolio may invest without limit in cash and money market instruments, securities primarily traded in the U.S. markets, or in any other securities the Sub-advisor considers consistent with such defensive strategies.

         Risks of Foreign Investments. Since foreign securities are normally denominated and traded in foreign currencies, the values of portfolio assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of portfolio assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

         The risks described above are typically greater in less developed nations, sometimes referred to as "emerging markets." For instance, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation may adversely affect the economies and securities markets of such countries. In addition, the small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in such countries less liquid and more volatile than investments in more developed countries. Investments in emerging markets are regarded as speculative. For an additional discussion of the special risks involved in investing in developing countries and certain risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Options and Futures Transactions. The Portfolio may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. The Portfolio may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's return if the option expires unexercised or is closed out at a net profit. The Portfolio may also buy and sell put and call options on such securities for hedging purposes. When the Portfolio writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

         The Portfolio may buy and sell index futures contracts for hedging purposes. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index future transaction, the Portfolio realizes a gain or loss. The Portfolio may also purchase and sell call and put options on index futures or on indices in addition or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         Risks  of  Options  and  Futures  Transactions.   Options  and  futures
transactions involve costs and may result in losses. Options and futures transactions involve certain special risks, including the risks that the Portfolio may be unable at times to close out such positions, that transactions may not accomplish their purposes because of imperfect market correlations, or that the Sub-advisor may not forecast market movements correctly.

         The effective use of options and futures strategies depends on the Portfolio's ability to terminate options and futures positions at times when the Sub-advisor deems it desirable to do so. Although the Portfolio will enter into an option or futures contract position only if the Sub-advisor believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         The Portfolio generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the Portfolio may purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio.

         The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities, securities index or foreign currency, or in the prices of the securities or currency that are the subject of a hedge. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge. The successful use of these strategies further depends on the ability of the Sub-advisor to forecast market movements correctly.

         Because the markets for certain options and futures contracts in which the Portfolio will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Portfolio's ability to engage in transactions using such investments may be limited. The Portfolio's ability to engage in hedging transactions may be limited by certain regulatory requirements and tax considerations. The
Portfolio's hedging transactions may affect the character or amount of the Portfolio's distributions. For an additional discussion of options and futures transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Transactions. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Portfolio may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, for transaction hedging purposes the Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the Portfolio may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         The Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contacts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolio may also purchase or sell foreign currency on a spot basis.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The decision as to whether and to what extent the Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Portfolio will engage in foreign currency exchange transactions at any given time or from time to time.

         Lending Portfolio Securities. The Portfolio may lend its securities to broker-dealers. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of securities lending and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and "Regulatory Matters," and the Trust's Statement of Additional Information under "Investment Restrictions."

         Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other
transaction   costs  on  the  sale  of  securities  and  reinvestment  in  other securities.

     D. The current disclosure regarding the Small Cap Portfolio under the caption, "Investment Objectives and Policies," beginning on page 15, is replaced with the following disclosure:

Founders Passport Portfolio:

     Investment Objective: The investment objective of the Founders Passport Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         At least 65% of the Portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation.

         Risks of Investments in Small and Medium-Sized Companies. The Portfolio normally will invest a significant proportion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility. The Portfolio tries to avoid investing in companies where operating results may be affected adversely by excessive competition, severe governmental regulation, or unsatisfactory productivity.

         Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio's shares may fluctuate more widely than the popular market averages.

         Fixed-Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

         The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high-risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. For a description of ratings of securities, see the Appendix to the Trust's Statement of Additional Information. At no time will the Portfolio have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. For a discussion of the special risks involved in investing in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or
BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the Portfolio's purchase of the securities, unless such a disposition is necessary to reduce the Portfolio's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         The Sub-advisor seeks to reduce overall risk associated with the investments of the Portfolio through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Portfolio achieving its investment objective.

         Foreign Securities. The Portfolio may invest without limit in American Depository Receipts and may invest in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which, in the judgment of the Sub-advisor, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. For a discussion of American Depository Receipts, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

     Foreign Securities Risks. Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. Since the Portfolio's assets will be invested primarily in foreign securities and since substantially all of the Portfolio's revenues will be received in foreign currencies, the Portfolio's net asset values will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Contracts. The Portfolio currently is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. For a discussion of foreign currency transactions, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The current investment policy for the Portfolio provides that the Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

         In addition, the Portfolio is permitted to enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio is permitted to enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         The Portfolio generally will not enter into forward contracts with a term greater than one year. In addition, the Portfolio generally will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. In the event that forward contracts and any securities placed in a segregated account in an amount at least equal to the value of the total assets of the Portfolio committed to the consummation of a forward contract are considered to be illiquid, the securities would be subject to the Portfolio's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. Securities which are not readily marketable are those which, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Restricted securities are securities which cannot be resold or distributed to the public without an effective registration statement under the Securities Act of 1933. The Portfolio may invest a maximum of 5% of its net assets in restricted securities.

         The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities are restricted securities which may or may not be deemed to be readily marketable. Factors considered in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly. Readily marketable Rule 144A securities may be resold to qualified institutional buyers as defined under Rule 144A. The liquidity of the Portfolio's investments in Rule 144A securities could be impaired if institutional investors become disinterested in purchasing such securities. For an additional discussion of Rule 144A securities and illiquid or restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Borrowing. The Portfolio may borrow money from banks in amounts up to 33 1/3% of the Portfolio's total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. The Portfolio will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Portfolio's total assets. For an additional discussion of the Portfolio's limitations on borrowing and the risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and "Regulatory Matters," and the Trust's Statement of Additional Information under "Investment Restrictions."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

         An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         The Portfolio may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. The Portfolio may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.

         Risks of Futures Contracts and Options. There are risks involved in futures contracts and options. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus under " Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements relating to each of these securities, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. There can be no assurance that the Portfolio will be able to achieve its investment objective. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (GNMA) pass-through securities; and issues of United States agencies, authorities and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (FFCB), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System (FHLB), the Financing Corporation (FICO), Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association (SLMA), the International Bank for Reconstruction and Development (IBRD or "World Bank"), and the U.S. Small
Business Administration (SBA). Some government obligations, such as GNMA pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by FNMA (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

         The Portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Board of Trustees of the Trust. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with banks or well-established securities dealers. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates in excess of 100%. Such portfolio turnover rates, which are considered to be high, often may be greater than those of other investment companies seeking capital appreciation. Such turnover rates would cause the Portfolio to incur greater brokerage commissions than would otherwise be the case. A 100% portfolio turnover rate would occur if all the securities of the Portfolio were replaced during the period. Portfolio turnover rates may also increase as a result of the need for the Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control.

IV.      CHANGES TO "PORTFOLIO TURNOVER":

         The current disclosure regarding the Balanced Portfolio, the International Equity Portfolio and the Small Cap Portfolio under the caption, "Portfolio Turnover," on page 73, is replaced with the following disclosure, respectively:

     AST Putnam Balanced Portfolio: not to exceed 200% under normal market conditions.

     AST Putnam International Equity Portfolio: not to exceed 100% under normal market conditions.

     Founders Passport Portfolio: not to exceed 150% under normal market conditions.

V.       CHANGES TO "MANAGEMENT OF THE TRUST":

         A. The current disclosure regarding the Balanced Portfolio, the International Equity Portfolio and the Small Cap Portfolio under the caption, "Sub-advisors," beginning on page 75, is replaced with the following disclosure, respectively:

         AST Putnam Balanced Portfolio: Putnam Investment Management, Inc. ("Putnam Management"), One Post Office Square, Boston, Massachusetts 02109, acts as Sub-advisor to the AST Putnam Balanced Portfolio, the AST Putnam Value Growth and Income Portfolio, and the AST Putnam International Equity Portfolio. Putnam Management is a subsidiary of Putnam Investments, Inc., a holding company which in turn is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam Management is one of America's oldest and largest money management firms, managing mutual funds since 1937. As of June 30, 1996, Putnam Management and its affiliates managed over $146 billion in assets.

         Putnam Management's Global Asset Allocation Committee has primary responsibility for the day-to-day management of the AST Putnam Balanced Portfolio. No person is primarily responsible for making recommendations to that Committee in respect of the Portfolio.

         AST Putnam International Equity Portfolio: Putnam Investment Management, Inc. ("Putnam Management"), One Post Office Square, Boston, Massachusetts 02109, acts as Sub-advisor to the AST Putnam Balanced Portfolio, the AST Putnam Value Growth and Income Portfolio, and the AST Putnam International Equity Portfolio. Putnam Management is a subsidiary of Putnam Investments, Inc., a holding company which in turn is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam Management is one of America's oldest and largest money management firms, managing mutual funds since 1937. As of June 30, 1996, Putnam Management and its affiliates managed over $146 billion in assets.

         Justin  Scott,  Managing  Director  of Putnam  Management,  has primary responsibility for the day-to-day management of the AST Putnam International Equity Portfolio. Mr. Scott has been employed as an investment professional by Putnam Management since 1988.

         Founders Passport Portfolio: Founders Asset Management, Inc. ("Founders"), Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, has acted as an investment advisor since 1938 and serves as investment advisor to Founders Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds. Founders, which is also the investment advisor for a number of private accounts, managed assets aggregating approximately $3.1 billion as of December 31, 1995.

     The portfolio manager responsible for management of the Portfolio is Michael W. Gerding, a Vice President of Investments of Founders. Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department since 1990. Prior to joining Founders, Mr. Gerding served as a portfolio manager and research analyst with NCNB Texas for several years.

         B. The current disclosure regarding the Balanced Portfolio, the International Equity Portfolio and the Small Cap Portfolio under the caption, "Investment Management Agreements," beginning on page 79, is replaced with the following disclosure, respectively:

         AST Putnam Balanced Portfolio: .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio), for a total Investment Management fee of .75% of the average daily net assets of the Portfolio not in excess of $75 million; plus .65% of the Portfolio's average daily net assets in excess of $75 million. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $1,107,736.

         Putnam  Investment  Management,   Inc.  for  the  AST  Putnam  Balanced
         Portfolio: An annual rate of .45 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .40 of 1% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .35 of 1% of the portion of the average daily net assets of the Portfolio in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio), for a total Sub-advisory fee of .50 of 1% of the average daily net assets of the Portfolio not in excess of $25 million; plus .40 of 1% of the portion of the average daily net assets of the Portfolio over $25 million but not in excess of $75 million; plus .30 of 1% of the portion of the average daily net assets of the Portfolio in excess of $75 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $576,648.

         AST Putnam International Equity Portfolio: 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Equity Portfolio), for a total Investment Management fee of 1.0% of the average daily nets assets of the Portfolio. The Investment Manager also had agreed voluntarily to waive a portion of its fee equal to .15% on assets in excess of $75 million. Such agreement was terminated as of the opening of business on October 15, 1996. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $2,198,484.

         Putnam Investment Management, Inc. for the AST Putnam International Equity Portfolio: An annual of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .55 of 1% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .45 of 1% of the portion of the average daily net assets of the Portfolio in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Equity Portfolio), for a Sub-advisory fee of 1.0% of the average daily nets assets of the Portfolio not in excess of $100 million; plus .75 of 1% of the portion of the average daily net assets of the Portfolio over $100 million. The Sub-advisor also had agreed voluntarily to waive a portion of its fee equal to .25% on assets not in excess of $50 million; plus .35% on assets over $50 million but not in excess of $75 million; plus .50% on assets over $75 million but not in excess of $100 million; plus .25% on assets over $100 million. Such agreement was terminated as of the opening of business on October 15, 1996. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $1,389,549.

         Founders Passport Portfolio: 1.0% of the average daily net assets of the Portfolio. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), for a total Investment Management fee of 1.0% of the average daily nets assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $76,285.

         Founders Asset Management, Inc. for the Founders Passport Portfolio: An annual rate of .60 of 1% of the portion of the average net assets of the Portfolio not in excess of $100 million; plus .50 of 1% of the portion of the average net assets of the Portfolio in excess of $100 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), for a Sub-advisory fee of .60 of 1% of the average daily net assets of the Portfolio not in excess of $100 million; plus .50 of 1% of the average daily net assets of the Portfolio in excess of $100 million. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $45,904.

         C. The current disclosure regarding the Balanced Portfolio, the International Equity Portfolio and the Small Cap Portfolio under the caption, "The Administration Agreement," beginning on page 83, is amended as follows:

     1. Reference to the "AST Phoenix Balanced Asset Portfolio" in the fourth sentence of the first full paragraph on page 84 is replaced with the "AST Putnam Balanced Portfolio."

     2. Reference to the "Seligman Henderson International Equity Portfolio" in the fifth sentence of the first full paragraph on page 84 is replaced with the "AST Putnam International Equity Portfolio."

     3. Reference to the "Seligman Henderson International Small Cap Portfolio" in the seventh sentence of the first full paragraph on page 84 is replaced with the "Founders Passport Portfolio."

VI.      CHANGES TO "PORTFOLIO ANNUAL EXPENSES":

         A. The current disclosure regarding the Balanced Portfolio, the International Equity Portfolio and the Small Cap Portfolio under the caption, "Annual Fund Operating Expenses," on page 87, is amended as follows:

     Annual Fund Operating Expenses (as a percentage of average net assets)



                                                                                               Total        Total
                                                                                               Annual       Annual
                                    Management   Management     Other           Other          Expenses     Expenses
                                    Fee          Fee            Expenses        Expenses       after any    without any
                                    after any    without any    after any       without any    applicable   applicable
                                    voluntary    voluntary      any applicable  applicable     waiver or    waiver or
                                    waiver       waiver         reimbursement   reimbursement  reimbursementreimbursement
---------------------------------------------------------------------------------------------------------------------------
AST Putnam Balanced(6)             N/A            0.75%            0.24%          0.24%           0.99%        0.99%
AST Putnam Int'l Equity(4)         N/A            0.90%            0.27%          0.27%           1.17%        1.17%
Founders Passport(1)(5)            N/A            1.00%            0.46%          0.46%           1.46%        1.46%

(4) Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Equity Portfolio), for a total Investment Management fee payable at the annual rate of .90% of the average daily net assets of the Portfolio after each voluntary waiver and 1.0% of the average daily nets assets of the Portfolio without any voluntary waiver. As of October 15, 1996, the Investment Manager has engaged Putnam Investment Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million. The Management Fee in the above chart has been stated to reflect the current Investment Management fee payable to the Investment Manager.

(5) Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), for a total Investment Management fee payable at the annual rate of 1.0% of the average daily nets assets of the Portfolio. As of October 15, 1996, the Investment Manager has engaged Founders Asset Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily net assets of the Portfolio. The Management Fee in the above chart has been stated to reflect the current Investment Management fee payable to the Investment Manager.

(6) Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio), for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $75 million; plus .65% of the Portfolio's average daily net assets in excess of $75 million. As of October 15, 1996, the Investment Manager has engaged Putnam Investment Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus
 .70% of the Portfolio's average daily net assets in excess of $300 million. The Management Fee in the above chart has been stated to reflect the current Investment Management fee payable to the Investment Manager.

         B. The current disclosure regarding the Balanced Portfolio, the International Equity Portfolio and the Small Cap Portfolio under the caption, "Expense Examples," on page 88, is amended as follows:

                                                                        After:

Portfolio:                                  1 yr.                 3 yrs.                5 yrs.                10 yrs.
AST Putnam Balanced Portfolio               10                    32                    55                    121
AST Putnam Int'l Equity Portfolio           12                    37                    64                    142
Founders Passport Portfolio                 15                    46                    80                    175

VII.     CHANGES TO "PERFORMANCE":

         The current disclosure regarding the International Equity Portfolio and the Small Cap Portfolio under the caption, "Performance," beginning on page 88, is amended as follows:

     1. Reference to the "Seligman Henderson International Equity Portfolio" in the fourth sentence of the third full paragraph on page 89 is replaced with the "AST Putnam International Equity Portfolio."

     2. Reference to the "Seligman Henderson International Small Cap Portfolio" in the fourth sentence of the third full paragraph on page 89 is replaced with the "Founders Passport Portfolio."

VIII.    CHANGES TO "TRANSFER AND SHAREHOLDER SERVICING AGENT AND CUSTODIAN":

         The current disclosure regarding the International Equity Portfolio and the Small Cap Portfolio under the caption, "Transfer and Shareholder Servicing Agent and Custodian," on page 89, is amended as follows:

     1. Reference to the "Seligman Henderson International Equity Portfolio" in the first sentence of the paragraph on page 89 is replaced with the "AST Putnam International Equity Portfolio."

     2. Reference to the "Seligman Henderson International Small Cap Portfolio" in the first sentence of the paragraph on page 89 is replaced with the "Founders Passport Portfolio."


                           AST JANCAP GROWTH PORTFOLIO

         Presented below are details of certain changes to the current disclosure contained in the Prospectus for the JanCap Growth Portfolio. These changes were reported previously by a Supplement to the Prospectus and SAI, dated September 4, 1996.

         The twenty-sixth paragraph under the caption "Investment Management Agreements," which appears as the first full paragraph on page 82 of the Prospectus, is amended to read as follows:

         Janus Capital Corporation for the JanCap Growth Portfolio: an annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. Commencing September 4, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .05% of the portion of the Portfolio's average daily net assets over $1 billion. For the year ended December 31, 1995 the amount paid by the Investment Manager to the Sub-advisor was $1,869,411.